                                                                   EXHIBIT 10.12

Confidential portions of this Exhibit have been omitted and filed separately with the Commission pursuant to an Application for Confidential Treatment filed under Rule 406 of the Securities Act of 1933.

The omitted confidential portions of this agreement are marked by ***.

* PLEASE SEE ATTACHMENT 10.12A FOR DETAILS CONCERNING REDACTED PROVISIONS



                            DS PUMP SUPPLY AGREEMENT

The purpose of the agreement is to modify the current commercial terms concerning the sale of the Model DS Diesel Fuel Injection Pump by Stanadyne Automotive Corp. ("Stanadyne") to General Motors Powertrain Group ("GMPTG").

The provisions of the agreement are as follows:

(1) The agreement shall govern the commercial aspects of the supply of Stanadyne's Model DS electronic fuel injection pump to GMPTG.

         (a)GMPTG agrees to purchase from Stanadyne, *** GMPTG's requirement for electronic fuel injection pumps for the 6.5 liter diesel engine and its derivatives through the 1999 Model Year.

         (b)GMPTG agrees to purchase from Stanadyne *** GMPTG's requirement for electronic fuel injection pumps for the 6.5 liter diesel engine and its derivatives for Model Years 2000, 2001, and 2002.

         (c) Stanadyne agrees to supply the Model DS pump to GMPTG for the life of the GM 6.5 liter diesel engine and its derivatives.

         (d) GMPTG agrees to buy, and Stanadyne agrees to sell, the Model DS pump at the price and ln accordance with the terms defined in this agreement. Except where specifically noted herein, other terms and conditions of the ongoing commercial relationship between Stanadyne and GMPTG will remain unchanged from current established practice.

(2) The current piece price shall change ***, retroactively ***, and remain firm ***.

Confidential portions of this Exhibit have been omitted and filed separately with the Commission pursuant to an Application for Confidential Treatment filed under Rule 406 of the Securities Act of 1933.

* PLEASE SEE ATTACHMENT 10.12A FOR DETAILS CONCERNING REDACTED PROVISIONS

DS Pump Supply Agreement
Page 2

(3) Future price adjustment shall be made for the following reasons:

 (a) Joint Cost Reductions: A joint GMPTG/Stanadyne team shall be formed with the goal to identify at least *** in cost reduction savings. "Joint Cost Reduction" savings are those which require active, participative involvement of GMPTG personnel such as those requiring additional GM validation and testing.

         -       ***;

         -       ***;

         -       ***.

         * Stanadyne labor and purchased material cost increases ("Economic Adjustments") will be reviewed annually on a calendar year basis and these cost increases will be applied to offset Joint Cost Reductions achieved during the year. Annual Economic Adjustment is the sum of Economic Adjustments incurred in the course of the year. Annual Joint Cost Reduction is the sum of Joint Cost Reductions incurred in the course of the year. The amount of Annual Joint Cost Reduction less Annual Economic Adjustment is defined as the Net Cost Reduction.

         Joint Cost Reductions are implemented as they are included in product sold to GMPTG based on date of invoice. The Net Cost Reduction for each year is effective January 1, of the following year for product sold to GMPTG based on date of invoice. Annual Economic Adjustments greater than annual Joint Cost Reductions will not increase the January 1, unit price above the price in effect at the start of the prior year except for reason of article (3b) or (3c). ***

         ***.

Confidential portions of this Exhibit have been omitted and filed separately with the Commission pursuant to an Application for Confidential Treatment filed under Rule 406 of the Securities Act of 1933.

* PLEASE SEE ATTACHMENT 10.12A FOR DETAILS CONCERNING REDACTED PROVISIONS

DS Pump Supply Agreement
Page 3

 (b) Capital Equipment Utilization: At the time of this agreement Stanadyne has reserved for GMPTG use, a capacity to manufacture *** DS Pumps per day("GMPTG Reserve"). GMPTG shall establish the going forward level of GMPTG-Reserve by January 15, 1996, for the six month period beginning January 1, 1996. Subsequently, GMPTG will establish GMPTG-Reserve requirements on or before June 1, for the six month period beginning the following July 1, and on or before December 1, for the six month period beginning the following January 1. This procedure to establish GMPTG-Reserve will continue to occur twice annually throughout the term of the contract.

         GMPTG shall provide written notice to Stanadyne of the level of GMPTG-Reserve required for a given period per the above schedule no later than 15 days following the start of the new period. Should GMPTG fail to provide said notice to Stanadyne within the allotted time period, the GMPTG-Reserve for the new period shall remain the same as the GMPTG-Reserve for the prior period.

         If the new period GMPTG-Reserve is less than the prior period GMPTG-Reserve, then GMPTG shall release Stanadyne from any obligation to reserve for GMPTG use, the difference between the prior period GMPTG-Reserve and the new period GMPTG-Reserve.

         "Utilization of the GMPTG-Reserve" is defined as the sum of GMPTG purchases of DS pumps plus pumps sold to service during the subject six month period (determined by date of invoice), divided by the number of Stanadyne regular working days in the six month period.

         If the Utilization of the GMPTG-Reserve during a period falls below *** of the GMPTG-Reserve set for the period, GMPTG will choose one of the following:

         (i)     ***

         (ii)    ***

Confidential portions of this Exhibit have been omitted and filed separately with the Commission pursuant to an Application for Confidential Treatment filed under Rule 406 of the Securities Act of 1933.

* PLEASE SEE ATTACHMENT 10.12A FOR DETAILS CONCERNING REDACTED PROVISIONS


         Restoration of capital equipment released from GMPTG Reserve:
Stanadyne will give notice to GMPTG when Stanadyne GMPTG Reserve capital equipment, which is released according to the provisions of this agreement, is reassigned by Stanadyne for other purpose or use. In each case of reassignment,***.

 (c) Price increases for GMPTG engineering changes will be negotiated on an individual basis and shall be independent of and in addition to all other contractual factors affecting price.

(4) GMPTG and Stanadyne shall renegotiate the current Warranty Agreement with Stanadyne sharing responsibility for field failures.

GMPTG and Stanadyne hereby agree to the provisions of this agreement, and so indicate by the signature below of their duly authorized representative:

for: General Motors               for: Stanadyne Automotive Corp.
     Powertrain Group

/s/ Thomas Eendres                         /s/ William W. Kelly
------------------                         --------------------
Signature                                  Signature

Thomas Eendres                             William W. Kelly
--------------                             ----------------
Printed name                               Printed Name

Director Purchasing,
GM Powertrain                              V.P. Engrg. & Marketing, DSD
-------------                              ----------------------------
Title                                      Title

1/22/96                                    20 Dec 95
-------                                    ---------
Date                                       Date

c: D. Mayer (GMPTG), Gurley, Fuge

                                                               ATTACHMENT 10.12A

                     CONFIDENTIAL TREATMENT REQUEST FOR
                      STANADYNE AUTOMOTIVE CORPORATION
                  CONFIDENTIAL PROVISIONS OF EXHIBIT 10.12:
                        THE DS PUMP SUPPLY AGREEMENT




1.       Section 1 (a): Percentage of GM's Requirements and Time Period Covered
         - (i) The seventh and eighth words of the section following
         "Stanadyne,";



2.       Section 1 (b): Percentage of GM's Requirements and Time Period Covered
         - (i) The three words directly following "Stanadyne";



3. Section 2: Price Terms - (i) The four words that directly follow the word "change" in the first and only sentence in the section,(ii) the nine words that directly follow the word "retroactively" in the first and only sentence in the section,(iii) the remainder of the sentence following the word "firm" in the first and only sentence in the section;


4. All omitted provisions in Section 3a contain details of the agreement for Joint Cost Reduction between the parties.

         Section 3a - (i) The four words that follow the word "identify" in the first sentence,(ii) the three bulleted points that follow the first paragraph, (iii) the fourth sentence in the third paragraph,(vi) all of the text in the fourth paragraph;

5. All omitted provisions in Section 3b contain details of the agreement for Capital Equipment Utilization between the parties.

         Section 3b -(i)the word in the first sentence of the first paragraph following "manufacture", (ii) the word following "below" in the fifth paragraph,(iii) all of the text in Sections 3b (i) and (ii),(vi) all of the text in the sixth paragraph, and (vii) all of the remaining text in the paragraph that follows the word "reassignment" in the seventh paragraph.